Exhibit 25

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Officers and Directors of USF&G Corporation, a Maryland corporation, hereby constitute and appoint Norman
P. Blake, Jr., Dan L. Hale and John A. MacColl, of Baltimore City, Maryland, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective name as Officers and as Directors of the Corporation a Registration Statement on Form S-3 of the Corporation to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the proposed issuances of equity or debt securities of the Corporation in one or more offerings through one or more underwriters or selling agents; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  January 5, 1994

Name                                            Title

H. FURLONG BALDWIN                              Director
H. Furlong Baldwin

NORMAN P. BLAKE, JR.                            Director, Chairman of the
Norman P. Blake, Jr.                             Board, President and Chief
                                                 Executive Officer

MICHAEL J. BIRCK                                Director
Michael J. Birck

GEORGE L. BUNTING, JR.                          Director
George L. Bunting, Jr.

ROBERT E. DAVIS                                 Director
Robert E. Davis

RHODA M. DORSEY                                 Director
Rhoda M. Dorsey

DALE F. FREY                                    Director
Dale F. Frey

ROBERT E. GREGORY, JR.                          Director
Robert E. Gregory, Jr.

DAN L. HALE                                     Executive Vice President,
Dan L. Hale                                      Chief Financial Officer and
                                                 Principal Accounting Officer

ROBERT J. HURST                                 Director
Robert J. Hurst

WILBUR G. LEWELLEN                              Director
Wilbur G. Lewellen

HENRY A. ROSENBERG, JR.                         Director
Henry A. Rosenberg, Jr.

LARRY P. SCRIGGINS                              Director
Larry P. Scriggins

ANNE MARIE GRIMES WHITTEMORE                    Director
Anne Marie Grimes Whittemore

GEORGE S. WILLS                                 Director
George S. Wills